UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

Quartzsea Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42555	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QSEAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QSEA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth of one ordinary share	QSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2026, Quartzsea Acquisition Corporation (the “Company”) entered into Amendment No. 1 to the Underwriting Agreement (the “Amendment”) with Polaris Advisory Partners, LLC (f/k/a SPAC Advisory Partners), a division of Kingswood Capital Partners LLC, as representative of the several underwriters (the “Representative”), and Kingswood Capital Partners LLC.

The Amendment amends that certain Underwriting Agreement, dated March 17, 2025, by and between the Company, the Representative, and Kingswood Capital Partners LLC, to revise the calculation and payment terms of the deferred underwriting commission.

Pursuant to the Amendment, the Deferred Underwriting Commission will be payable from the trust account upon consummation of the Company’s initial business combination and equals 4.00% of the gross proceeds from the sale of the firm units and option units, subject to a cap equal to 4.00% of the funds remaining in the trust account after giving effect to all properly submitted redemptions in connection with the initial business combination. The Amendment also clarifies that the underwriters may waive the Deferred Underwriting Commission prior to the consummation of the Company’s initial business combination.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Underwriting Agreement, dated March 3, 2026, by and among Quartzsea Acquisition Corporation, Polaris Advisory Partners, LLC (f/k/a SPAC Advisory Partners), a division of Kingswood Capital Partners LLC, as representative of the several underwriters, and Kingswood Capital Partners LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quartzsea Acquisition Corporation

Date: March 11, 2026	By:	/s/ Qi Gong
	Name:	Qi Gong
	Title:	Chief Executive Officer

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